UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 13, 2024

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1358

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                     ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On May 13, 2024, Escalade, Incorporated (the “Company”), with the approval of the Audit Committee of the Board of Directors of the Company (the “Audit Committee) and of the Board of Directors, notified FORVIS, LLP (“FORVIS”), the Company’s independent registered accounting firm since 1977, that the Company was dismissing FORVIS as the Company’s independent registered accounting firm effective immediately.

FORVIS’s report on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2023 and 2022, and subsequent interim periods through the date of this report, there were no disagreements with FORVIS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of FORVIS, would have caused FORVIS to make reference to the matter in connection with its report. There were no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K that occurred within the years ended December 31, 2023 and 2022, and subsequent interim periods through the date of this report, except for the material weaknesses in the Company’s internal control over financial reporting, as previously reported in Part II, Item 9A, “Controls and Procedures,” in the Company’s annual report on Form 10-K for the year ended December 31, 2023 and in the Company’s annual report, as amended, on Form 10-K/A for the year ended December 31, 2022, each as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2024, and in Part I, Item 4, “Controls and Procedures,” in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2024 as filed with the SEC on April 25, 2024, and in the Company’s quarterly reports, as amended, on Form 10-Q/A for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, respectively, each as filed with the SEC on March 29, 2024, in each case related to:

●
Information technology general controls particularly as such controls related to user access, program change management, and ineffective complementary user-organization controls, which limited management’s ability to rely on technology dependent controls relevant to the preparation of the Company’s consolidated financial statements.

●
Controls over the period end close process, including the review and approval process of journal entries, account reconciliations, segregation of duties conflicts, and consolidation of intercompany entries.

●	Documentation and design of controls related to various key financial statement accounts and assertions.
●
The risk assessment, control activities, information and communication, and monitoring components of the Company’s internal control framework such that internal control weaknesses were not detected, communicated, addressed with mitigating control activities, or remediated.

As reported in the above referenced annual and quarterly reports filed with the SEC, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective as of the dates of the periods covered by such reports due to such material weaknesses. The Company’s management and the Audit Committee are committed to achieving and maintaining a strong internal control environment. Management, with the Audit Committee’s oversight, is actively engaged in the planning for, and implementation of, remediation efforts to address the above described material weaknesses, as most recently reported in the Company’s Form 10-Q filed with the SEC on April 25, 2024.

The Company and the Audit Committee have discussed its material weaknesses in the Company’s internal control over financial reporting with FORVIS and has authorized FORVIS to respond fully to the inquiries of Grant Thornton, LLP concerning such material weaknesses.

The Company has provided FORVIS with a copy of the disclosures it is making in this report and requested that FORVIS furnish a letter addressed to the SEC stating whether FORVIS agrees with the statements made herein and, if it does not agree, the respects in which it does not agree, in accordance with Item 304(a)(3) of Regulation S-K. A copy of FORVIS’s letter, dated May 15, 2024, is filed as Exhibit 16.1 to this report.

(b) Appointment of New Independent Registered Public Accounting Firm.

On May 13, 2024, the Company appointed Grant Thornton, LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024, subject to execution of an engagement letter. The Company’s appointment of Grant Thornton was approved by the Audit Committee and the Board of Directors of the Company following an assessment and review of several accounting firms undertaken prior to the appointment. During the Company’s two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim periods through the date of this report, neither the Company nor anyone acting on its behalf has consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company by Grant Thornton, or oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit	Description

16.1	Letter from FORVIS, LLP dated May 15, 2024
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2024	ESCALADE, INCORPORATED

	By:	/s/ STEPHEN R. WAWRIN

Stephen R. Wawrin, Vice President and Chief Financial Officer

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